Phoenix Life Variable Accumulation Account

Freedom Edge®

Phoenix Investor’s Edge®

Phoenix Spectrum Edge®+

Supplement to Prospectuses

This supplement should be read with the May 1, 2009 prospectuses (the last effective prospectuses) and all applicable supplements for the above listed variable annuity products.

The following notice applies to the above listed variable annuity contracts issued in the state of New York:

With regard to optional guaranteed minimum withdrawal benefits, withdrawals in excess of the guaranteed withdrawal amount, called “excess withdrawals”, will result in a permanent reduction in future guaranteed withdrawal amounts. New York Contract Owners may contact us at the address or telephone number below prior to requesting a withdrawal to obtain a personalized transaction specific calculation showing how the withdrawal will reduce the future guaranteed withdrawal amount.

Phoenix Life Insurance Company

Annuity Operations Division

PO Box 8027

Boston, MA 02266-8027

Tel. 800/541-0171

Date: April 19, 2011	Keep this supplement for future reference.

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